SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
May 1, 2022
Group Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account XI
Initial Summary Prospectus for New Investors
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Initial Summary Prospectus describes the Scarborough Advantage Variable Annuity (the “Contract”), which is a Group Flexible Purchase Payment Deferred Variable Annuity Contract issued by Security Benefit Life Insurance Company (the “Company”). The Contract is a group contract available for those persons eligible to participate in the International Brotherhood of Electrical Workers (“IBEW”) Local Unions Savings and Retirement Plan and Trust. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Initial Summary Prospectus was first used May 1, 2021. This Initial Summary Prospectus is used with prospective purchasers.
This Updating Summary Prospectus describes the Scarborough Advantage Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is a group contract available for those persons eligible to participate in the International Brotherhood of Electrical Workers (“IBEW”) Local Unions Savings and Retirement Plan and Trust. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Initial Summary Prospectus was first used May 1, 2021. This Initial Summary Prospectus is used with prospective purchasers.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called the Variable Annuity Account XI (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).
This Initial Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the Prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks.
You can find this document and other information about the Contract online at https://dfinview.com/SecurityBenefit/TAHD/814121828?site=PSBL. You can also obtain this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
You may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
32-69146-00 2022/05/01

Special Terms

Various terms commonly used in this Initial Summary Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — PlanMember Securities Corp/Scarborough Alliance Group, One Bridge Street, Irvington, New York 10533.
Annuitant — The person designated by Participant to receive annuity payments. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Initial Summary Prospectus.
Contract Date — The date of a Participant's first contribution to the Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contractholder or Holder — The IBEW Local Unions Savings and Retirement Plan and Trust holds the Contract for the benefit of Participants.
Contract Value — The total value of a Participant’s account which includes amounts allocated to the Subaccounts and the Fixed Account.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person designated by the Participant as having the right to the death benefit, if any, payable upon Participant’s death.
Fixed Account — A separate account of the Company to which a Participant may allocate all or a portion of Contract Value to be held for accumulation at fixed rates of interest declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account, the Fixed Account, or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Participant — A Participant as defined in the Trust Agreement. A Participant is also identified herein as “you.”
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.

Separate Account — Variable Annuity Account XI, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Trust — The IBEW Local Unions Savings and Retirement Plan and Trust.
Trust Agreement — The Trust Agreement creating the Trust.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount a Participant will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples
Transaction Charges	There are no charges for other transactions.	Not Applicable

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration and
Distribution Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.04%	1.04%
	Investment options[2] (Underlying Fund fees and expenses)	1.03%	2.04%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.

There are no optional benefits available under this Contract.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,831.87	Highest Annual Cost: $2,599.64
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge and Underlying
Fund fees and expenses
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals will reduce the value of your Contract.
•Tax deferral is more beneficial to investors with a long time horizon.
The Contract – General
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option, including the Fixed Account (if available), has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

The Contract –
Allocation of Purchase
Payments
The Contract – Transfers
of Contract Value –
Frequent Transfer
Restrictions
The Fixed Account –
Transfers and
Withdrawals from the
Fixed Account
Other Information –
Changes to Investments

Optional Benefits	•There are no optional benefits available under this Contract.	Not Applicable
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.

Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Participants aged 75 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Participants aged 76 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program.
Standard Death Benefit – Contract Issue Age 76 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
Standard Death Benefit – Contract Issue Age 75 or Younger	Provides a death benefit equal to the greatest of total Purchase Payments less any withdrawals, including withdrawal charges, the Contract Value, or the stepped-up death benefit.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The stepped-up death benefit is stepped up on Contract
anniversaries that are multiples of five until the Participant reaches age 76.

Buying the Contract

Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $100. A Purchase Payment exceeding $1,000,000 will not be accepted without prior approval of the Company. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment no later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial

Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments received in good order as of the end of the Valuation Date on which they are received by the Company; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date.
Making Withdrawals: Accessing the Money in Your Contract

Full and Partial Withdrawals — A Participant may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. Surrender and withdrawal payments will generally be mailed within seven days after we receive the request. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Participant is living and before the Annuity Start Date, subject to limitations under applicable law. You may not make a full or partial withdrawal after the Annuity Start Date. After the Annuity Start Date, withdrawals are only permitted under certain Annuity Options.
A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if it is received on a Valuation Date at or after the close of a Valuation Date (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. In addition, a withdrawal will not be processed unless it is accompanied by a properly completed Withdrawal Request form (including the Participant's signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $100 including systematic withdrawals. Partial withdrawals (including systematic withdrawals) will result in a payment of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax charge. The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account (if available), according to your instructions to the Company on the Withdrawal Request form. If you do not specify the allocation, the Company will deduct the amount of a partial withdrawal in the same proportion as the Contract Value is allocated among the Subaccounts and the Fixed Account.
There may be tax implications when you take out money, including a 10% penalty tax if the withdrawal is made prior to age 59½. Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Participant. However, the Company will first notify the Participant that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Participant has not made any Purchase Payments to increase the Withdrawal Value to $5,000.
Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None

Charge
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	1.39%[1]
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration and distribution charge. The mortality and expense risk charge is 0.45% and is deducted daily. The maximum administration and distribution charge ranges from 0.59% to
0.94% and is deducted daily. The Company currently charges an administration and distribution charge of 0.91% for all Subaccounts except the
Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF SMid Cap
Value Subaccounts, for which the Company charges an annual rate of 0.56%.The Base Contract Expenses do not reflect any applicable
Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Initial Summary Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	1.03%	2.04%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.79%	2.04%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$3,109.57	$9,508.96	$16,156.45	$33,924.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$3,109.57	$9,508.96	$16,156.45	$33,924.63
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,100.33	$6,487.40	$11,135.32	$24,000.40
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,100.33	$6,487.40	$11,135.32	$24,000.40

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121828?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/default.aspx#53&RID=65&prodID=118&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2021)
				1 Year	5 Year	10 Year
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Institutional Class Adviser: Goldman Sachs Asset Management L.P.	0.93%	0.35%	23.79%	11.33%	12.92%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Institutional Class Adviser: Goldman Sachs Asset Management L.P.	0.79%	0.35%	21.93%	24.58%	19.02%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.13%	N/A	26.95%	10.42%	12.26%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.03%	N/A	27.03%	10.63%	12.30%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.14%	N/A	23.75%	10.11%	11.66%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.15%	N/A	21.74%	10.74%	10.30%
International Equity	Invesco V.I. EQV International Equity – Series I Adviser: Invesco Advisers, Inc.	1.13%	0.35%	10.22%	11.88%	9.74%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	0.97%	0.35%	25.71%	7.54%	8.11%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.85%	0.35%	20.05%	21.68%	17.16%
Large Cap Blend or Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	0.35%	23.16%	15.43%	14.11%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2021)
				1 Year	5 Year	10 Year
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	0.35%	5.59%	5.33%	3.05%
Intermediate Term Bond	PIMCO VIT Total Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.65%	0.35%	(1.27)%	3.94%	3.43%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.69%	0.35%	17.50%	(20.11)%	(13.28)%
Mid Cap Growth	T. Rowe Price Mid Cap Growth Adviser: T. Rowe Price Associates, Inc.	0.85%	0.35%	14.85%	17.94%	16.36%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

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The Prospectus and Statement of Additional Information (SAI) are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated May 1, 2022. Both documents contain additional important information about the Contract. The Prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Initial Summary Prospectus.
The SAI may be obtained, free of charge, from us in the same manner as the Prospectus, as described on the front page of this Initial Summary Prospectus.
The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR contract identifier C000027883